Income Taxes	6 Months Ended
Jun. 30, 2021
Income Tax Disclosure [Abstract]
Income Taxes
11. Income Taxes
U.S. and international components of income (loss) before income taxes were as follows:

	Year Ended December 31,
	2020	2019	2018

	(in thousands)
U.S.	$(46,444)	$(23,463)	$(14,330)
International	51,300	26,656	(3,161)
Income (loss) before income taxes	$4,856	$3,193	$(17,491)
Income tax expense (benefit) was composed of the following:

	Year Ended December 31,
	2020	2019	2018

	(in thousands)
Current:
Federal	$—	$—	$—
State	—	—	84
International	16,065	10,438	6,652
	16,065	10,438	6,736
Deferred:
Federal	86	(64)	(2,290)
State	5	(133)	(55)
International	(4,142)	(4,536)	(8,190)
	(4,051)	(4,733)	(10,535)
Income tax expense (benefit)	$12,014	$5,705	$(3,799)
The difference between the income tax expense (benefit) derived by applying the federal statutory income tax rate to our income (loss) before income taxes and the amount recognized in our Combined Financial Statements is as follows:

	Year Ended December 31,
	2020	2019	2018

	(in thousands)
Expense (benefit) derived by applying the federal statutory income tax rate to income before income taxes	$1,020	$670	$(3,673)
State taxes, net of federal benefit	(185)	(93)	23
Permanent items	—	1	50
Research and experimentation tax credits	(786)	(422)	(386)
Withholding tax	(44)	112	722
Valuation allowance for deferred tax assets	11,680	5,638	938
Stock-based compensation	(333)	(636)	129
Meals & entertainment	15	130	105
Acquisition costs	35	297	124
Effect of foreign operations	612	8	(1,831)
	$12,014	$5,705	$(3,799)
The effective tax rate for the year ended December 31, 2020 increased from the year ended December 31, 2019 primarily due to the valuation allowance recognized on the deferred tax assets in the U.S., reduced benefit of stock-based compensation and effect of foreign operations, partially offset by research and experimentation tax credits.
The effective tax rate for the year ended December 31, 2019 increased from the year ended December 31, 2018 primarily due to the valuation allowance recognized on the deferred tax assets in the U.S., partially offset by the research and experimentation tax credits, stock-based compensation and effect of foreign operations.
For the three months ended March 31, 2021 and 2020 (unaudited), we recorded income tax expense of $2.4 million and $2.0 million, respectively, resulting in an effective tax rate of (129.0)% and 74.4%, respectively. The decrease in the effective tax rate for the three months ended March 31, 2021 compared to the same period in 2020 was primarily due to a decrease in income before income taxes and due to the valuation allowance recognized on the deferred tax assets in the U.S.
During 2018, we completed our accounting for the income tax effects of the Tax Act. Upon further analysis of the Tax Act, additional guidance issued by the U.S. Treasury Department, state taxing authorities and other standard-setting bodies, we finalized our calculation of the transition tax during the year ended December 31, 2018. We did not recognize any additional income tax expense in 2018.
The components of the net deferred tax amounts recognized in the accompanying Combined Balance Sheets were:

	December 31,
	2020	2019

	(in thousands)
Deferred tax assets:
Allowance for doubtful accounts	$262	$228
Accrued expenses	209	125
Net operating loss	17,935	15,313
Research and experimentation credits	1,349	562
Stock-based compensation	2,446	559
Interest	1,072	832
Deferred revenue	91	137
Unrealized exchange gain	1	2
Leases	1,560	1,775
Other credits	51	464
Total deferred tax assets	24,976	19,997
Valuation allowance	(18,256)	(6,576)
Deferred tax assets, net of valuation allowance	6,720	13,421
Deferred tax liabilities:
Property and equipment	846	733
Prepaid expenses	574	179
Leases	1,686	1,821
Intangibles	6,478	17,598
Total deferred tax liabilities	9,584	20,331
Net deferred tax liability	$2,864	$6,910
At December 31, 2020 and 2019, we had net operating loss carry forwards for U.S. federal income tax purposes of approximately $69.2 million and $31.6 million, respectively. These U.S. federal net operating losses are available to offset future U.S. federal taxable income and do not expire.
At December 31, 2020 and 2019, we had net operating loss carry forwards for certain state income tax purposes of approximately $3.5 million and $1.4 million, respectively. These state net operating losses are available to offset future state taxable income and begin to expire in 2029.
At December 31, 2020 and 2019, we had foreign net operating loss carry forwards of approximately $14.8 million and $42.1 million, respectively, which are available to offset future foreign taxable income, and begin to expire in 2022. These foreign net operating loss carry forwards primarily relate to the United Kingdom and Canada at December 31, 2020, and the United Kingdom, Canada, and the Netherlands at December 31, 2019.
At December 31, 2020 and 2019, we had research and experimentation tax credit carry forwards of approximately $1.3 million and $0.6 million, respectively, which are available to offset future U.S. federal income tax. These U.S. federal tax credits begin to expire in 2038.
We establish valuation allowances when necessary to reduce deferred tax assets to amounts expected to be realized. As of December 31, 2020 and 2019, we have recorded a valuation allowance of $18.3 million and $6.6 million, respectively. The valuation allowance is primarily related to the net operating loss and research and experimentation tax credit carry forwards in the U.S.
The Tax Act imposes a mandatory transition tax on accumulated foreign earnings as of December 31, 2017. Effective January 1, 2018, the Tax Act creates a new territorial tax system in which we will recognize the tax impact of including certain foreign earnings in U.S. taxable income as a period cost. For the year ended December 31, 2020, we did not incur a global intangible low-taxed income, or GILTI, liability; however, to the extent that we incur expense under the GILTI provisions, we will treat it as a component of income tax expense in the period incurred. As a result of the Tax Act, our accumulated foreign earnings as of December 31, 2017 have been subjected to U.S. tax. Moreover, all future foreign earnings will be subject to a new territorial tax system and dividends received deduction regime in the U.S. As of December 31, 2020, undistributed earnings of certain foreign subsidiaries of approximately $433.4 million are intended to be permanently reinvested outside the U.S. Accordingly, no provision for foreign withholding tax or state income taxes associated with a distribution of these earnings has been made. Determination of the amount of the unrecognized deferred tax liability on these unremitted earnings is not practicable.
The aggregate changes in the balance of our gross unrecognized tax benefits, excluding accrued interest, were as follows:

	Year Ended December 31,
	2020	2019	2018

	(in thousands)
Balance, beginning of year	$87	$87	$138
Increases for tax positions related to the current year	—	—	—
Decreases for tax positions related to the current year	—	—	—
Increases for tax positions related to prior years	—	—	—
Decreases for tax positions related to prior years	—	—	(51)
Reductions due to lapsed statute of limitations	—	—	—
Balance, end of year	$87	$87	$87
At March 31, 2021, we do not have any accrued interest and penalties related to unrecognized tax benefits.
We do not believe that it is reasonably possible that our unrecognized tax benefits will significantly change in the next twelve months.
We file U.S., state and foreign income tax returns in jurisdictions with varying statutes of limitations. The 2012 through 2020 tax years generally remain open and subject to examination by federal, state and foreign tax authorities. We are currently under examination by the IRS for the tax years 2013 through the period ending February 2016. During the three months ended March 31, 2021, we finalized a settlement agreement with the IRS for the tax years 2011 to 2012. We are currently under audit by the Massachusetts Department of Revenue for the 2015 through February 2016 tax years, and the Texas Comptroller for the 2015 through 2018 tax years. We are not currently under audit in any other taxing jurisdictions.
On July 27, 2015, the U.S. Tax Court issued an opinion in Altera Corp. v. Commissioner related to the treatment of stock-based compensation expense in an intercompany cost-sharing arrangement. In February 2016, the U.S. Internal Revenue Service appealed the decision to the U.S. Court of Appeals for the Ninth Circuit. On June 7, 2019, the Ninth Circuit reversed the 2015 decision of the U.S. Tax Court. On February 10, 2020, Altera Corp. submitted a petition for writ of certiorari to the U.S. Supreme Court. On June 22, 2020, the Supreme Court of the United States denied Altera's petition to review the Ninth Circuit’s decision. Due to the uncertainty surrounding the status of the current regulations and questions related to the scope of potential benefits or obligations, we have not recorded any benefit or expense as of December 31, 2020. We will continue to monitor ongoing developments and potential impacts to our Combined Financial Statements.
6. Income Taxes
For the three months ended June 30, 2021 and 2020, we recorded income tax expense of $3.3 million, respectively, resulting in an effective tax rate of 87.7% and 50.5%, respectively. For the six months ended June 30, 2021 and 2020, we recorded income tax expense of $5.7 million and $5.3 million, respectively, resulting in an effective tax rate of 303.3% and 57.5%, respectively. The increase in the effective tax rate for the three and six months ended June 30, 2021 compared to the same period in 2020 was primarily due to a decrease in income before income taxes and due to the valuation allowance recognized on the deferred tax assets in the U.S.
Our policy is to include interest and penalties related to unrecognized tax benefits as a component of income tax expense. At June 30, 2021, we did not have any accrued interest and penalties related to unrecognized tax benefits.
We file U.S., state and foreign income tax returns in jurisdictions with varying statutes of limitations. The 2012 through 2020 tax years generally remain open and subject to examination by federal, state and foreign tax authorities. We are currently under examination by the IRS for the tax years 2013 through the period ending February 2016. During the three months ended March 31, 2021, we finalized a settlement agreement with the IRS for the tax years 2011 to 2012. We are currently under audit by the Texas Comptroller for the 2015 through 2018 tax years. The Massachusetts Department of Revenue audit for the 2015 through February 2016 tax years closed with immaterial adjustments. We are not currently under audit in any other taxing jurisdictions.